FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (Tables)	12 Months Ended
Dec. 31, 2019
FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES [abstract]
Schedule of capital management on the basis of the debt to capital ratio
	2017	2018	2019
	(restated)	(restated)

Interest-bearing debts	134,869	142,470	148,742
Lease liability	-	-	8,487
Total Equity	382,571	419,910	448,226
Total capital	517,440	562,380	605,455

Gearing ratio	26.1%	25.3%	26.0%